SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
               -------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended


                        Date of Report: November 10, 2003
                        ---------------------------------
                        (date of earliest event reported)


                   WACHOVIA ASSET SECURITIZATION ISSUANCE, LLC
                   -------------------------------------------
               (Exact name of Registrant as Specified in Charter)

      North Carolina                333-109298                   56-1967773
      --------------                ----------                   ----------
     (State or Other                (Commission               (I.R.S. Employer
Jurisdiction of Incorporation)       File Number)         Identification Number)


                               One Wachovia Center
                               -------------------
                        301 South College Street, Suite D
                        ---------------------------------
                         Charlotte, North Carolina 28288
                         -------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

Registrant's telephone number, including area code: (704) 374-4868
                                                    --------------

                       Wachovia Asset Securitization, Inc.
                       -----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

Information and Exhibits.
-------------------------

(a)   Financial Statements of businesses acquired.

      Not applicable.

(b)   Pro Forma financial information.

      Not applicable.

(c)   Exhibit No.                   Description
      -----------                   -----------
          25                        Form T-1 Statement of Eligibility under the
                                    Trust Indenture Act of 1939, as amended.
                                    (Certain exhibits to Form T-1 are
                                    incorporated by reference to Exhibit 25).




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WACHOVIA ASSET SECURITIZATION
                                            ISSUANCE, LLC



                                            By:  /s/ Robert Perret
                                               ---------------------------------
                                               Name:   Robert Perret
                                               Title:  Vice President




Date:    November 7, 2003

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Exhibit Index
-------------


Exhibit             Description                                             Page
-------             -----------                                             ----
25                  Form T-1 Statement of Eligibility under                   5
                    the Trust Indenture Act of 1939, as amended.
                    (Certain exhibits to Form T-1 are
                    incorporated by reference to Exhibit 25).








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